Summary Prospectus October 28, 2026
Virtus Income & Growth Fund

A: AZNAX	C: AZNCX	INSTITUTIONAL: AZNIX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, statement of additional information (“SAI”), and other information about the fund online at www.virtus.com/investor-resources/mutual-fund-documents.

You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary such as a bank, the prospectus and other information will also be available from your financial intermediary.

The fund’s prospectus and SAI both dated October 28, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund seeks total return comprised of current income, current gains and capital appreciation.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 93 of the fund’s prospectus; and (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.”

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Institutional
Management Fees	0.65%	0.65%	0.65%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.14%	1.89%	0.89%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$660	$892	$1,143	$1,860
Class C	Sold	$292	$594	$1,021	$2,212
	Held	$192	$594	$1,021	$2,212
Institutional Class	Sold or Held	$91	$284	$493	$1,096

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 99% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund seeks to achieve its investment objective by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities. The allocation of the fund’s investments across these asset classes will vary from time to time, but as of the date of this prospectus, the fund expects its assets to be allocated approximately evenly to the following three strategies:

U.S. Growth Equities: This strategy’s subadviser invests the fund’s assets primarily in equity securities of U.S. companies with market capitalizations of at least $1 billion. The portfolio managers attempt to include securities in the fund’s portfolio that exhibit the greatest combination of earnings growth potential, quality (as reflected by consistent business fundamentals), and attractive valuation. This strategy may also include non-U.S. securities, including through American Depositary Receipts (ADRs), as well as securities issued in initial public offerings (IPOs) and real estate investment trusts (REITs).

Under normal circumstances, this strategy’s subadviser expects to employ a strategy of writing (selling) options on stocks and/or indexes related to the fund’s equity portfolio. The extent of the fund’s use of this strategy will vary depending on market conditions and other factors, and the fund may from time to time write options on only a portion, or none, of the fund’s equity portfolio. This strategy’s subadviser may also seek to generate additional income for the fund by buying equity-linked notes (ELNs) that are designed by this strategy’s subadviser to have the effect of writing (selling) options on a portion of its equity portfolio.

Convertible Securities: This strategy’s subadviser follows a disciplined, fundamental bottom-up research process, which facilitates the early identification of issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers use fundamental analysis and qualitative measures to assess and select issuers they believe exhibit high visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. Also, the portfolio managers typically look for the following in candidates: the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; the potential to be recognized as an acquisition candidate; and corporate dividend policy. This strategy’s subadviser may consider selling a particular security when the portfolio managers perceive a change in company fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes. The convertible securities in which the fund may invest include bonds, debentures, notes, preferred stocks and other securities or investments that may be converted or exchanged (by the holder or by the issuer) into equity securities of the issuer (or cash or securities of equivalent value). The fund may also gain exposure to convertible securities through derivatives or other “synthetic” means. In addition to gaining “synthetic” exposure to convertible securities through derivatives as outlined above, the fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. The fund may also invest a portion of its assets in contingent convertible securities (“CoCos”), which are a form of hybrid security that generally either converts into equity or has its principal written down at the election of investors and upon the occurrence of certain pre-specified triggering events. The weighted average maturity of the portion of the fund’s assets invested in convertible and debt securities will typically be 10 years or less, although the weighted average maturity may vary depending on market and other conditions. The strategy’s subadviser may invest a portion of its assets in non-U.S. securities, including emerging market securities.

With respect to convertible securities, the portfolio managers evaluate each such security’s investment characteristics as a fixed income instrument as well as its potential for capital appreciation. Under normal market conditions, the portfolio managers seek to invest in securities that can participate in the upside of the underlying equity and provide downside protection from the bond.

High-Income Credits: Under normal circumstances, this strategy invests in various types of lower-rated, higher yielding debt instruments, including corporate obligations, first- and second- lien senior floating rate loans and other debt obligations. In selecting investments for purchase and sale, the subadviser will emphasize instruments which are within the segment of the high yield market it has targeted, which are loans and instruments rated below investment grade (sometimes referred to as “high yield securities” or “junk bonds”) or unrated instruments that the subadviser believes are of comparable quality. The fund’s loan investments will include both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. In addition, to implement this investment strategy, the fund may buy or sell derivative instruments (such as swaps, including credit default swaps, futures and warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or credit risks. The fund may invest in debt obligations of U.S. and non-U.S. issuers, including emerging market debt. It is expected that a high percentage of the fund’s investments in this strategy will be rated below investment grade. The fund’s fixed income portfolio will be managed with a duration that is close to the fund’s comparative benchmark, the ICE BofA US High Yield BB-B Constrained Index, which is generally between 3 and 6 years. Duration measures a bond or fund’s sensitivity to interest rate or other changes (such as changes in a bond’s yield) and is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of five years, its value will change by 5% if yields change by 1%. Shorter duration bonds generally result in lower expected volatility. The fund may also invest a portion of its assets in instruments that are restricted as to resale.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below (in alphabetical order after the first nine risks).

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), geopolitical risk, acts of terrorism, the spread of infectious illness or other public health issue, recessions, tariffs and other

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restrictions on trade, or the threat or potential of one or more such events and developments, could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Issuer Risk: The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

> High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield/high-risk securities than investment grade securities, and high-yield/high-risk securities are generally considered to be speculative.

> Bank Loan Risk: In addition to the risks typically associated with high-yield/high-risk fixed income securities, bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

> Equity Securities Risk: The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Credit Ratings and Unrated Securities Risk: If a subadviser is unable to accurately assess the quality of an unrated fixed income security or the credit rating assigned by a rating agency does not reflect an issuer’s current financial condition or credit quality, the fund may invest in a security with greater risk than intended, or the securities may be more difficult to sell than anticipated.

> Debt Instruments Risk: Debt instruments are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

> Derivatives Risk: Derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards, and swap agreements, and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

> Convertible Securities Risk: The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. The security may be called for redemption at a time and/or price unfavorable to the fund.

> Allocation Risk: If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

> Contingent Convertible Securities Risk: Contingent convertible securities (“CoCos”) are subject to greater levels of credit and liquidity risk than fixed income securities generally. They may rank junior to other creditors in the event of a liquidation or other bankruptcy-related event and become further subordinated as a result of conversion from debt to equity.

> Counterparty Risk: There is risk that a party upon whom the fund relies to complete a transaction will default.

> Covenant Lite Loans Risk: The lack of financial maintenance covenants in covenant lite loans increases the risk that the fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.

> Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Depositary Receipts Risk: Investments in foreign companies through depositary receipts may expose the fund to the same risks as direct investments in securities of foreign issuers.

> Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets. Such securities may also be subject to Sanctions Risk.

> Equity Linked Notes (ELNs) Risk: When the fund invests in ELNs, it receives cash but limits its opportunity to profit from an increase in the market value of the reference benchmark because of the limits relating to the call options written within the particular ELN. Investments in ELNs often have risks similar to the reference benchmark, which include market risk. Should the price of the reference benchmark move in an unexpected manner, the fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the fund’s entire principal investment.

> Focused Investment Risk: To the extent the fund focuses its investments on a limited number of issuers, sectors, industries, geographic regions or portfolio themes, it may be subject to increased risk and volatility.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Growth Stocks Risk: The fund’s investments in growth stocks may be more volatile than investments in other types of stocks, or may perform differently from the market as a whole and from other types of stocks.

> Income Risk: Income received from the fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

> Interest Rate Risk: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

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> Large Market Capitalization Companies Risk: The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

> Leverage Risk: When the fund leverages its portfolio by borrowing or by engaging in certain types of transactions or instruments, including derivatives, the fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

> Liquidity Risk: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the fund.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken. The effects of taxable gains resulting from large redemptions of fund shares would particularly impact non-redeeming shareholders who do not hold their fund shares in a tax-advantaged or tax-exempt vehicle. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s net asset value and liquidity. In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio.

> Sanctions Risk: The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the fund’s liquidity and performance.

> Small and Medium Market Capitalization Companies Risk: The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Please see “More Information About Risks of Investing in the Funds” in the fund’s prospectus for a more detailed description of the fund’s risks.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of two broad-based securities market indexes. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Institutional Class Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2020, Q2:	17.98%	Worst Quarter:	2022, Q2:	-14.97%	Year to Date (9/30/2026):	5.51%

Average Annual Total Returns (for the periods ended 12/31/25)

Class	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	11.96%	5.93%	9.06%
Return After Taxes on Distributions	10.37%	3.62%	6.01%
Return After Taxes on Distributions and Sale of Fund Shares	7.14%	3.49%	5.63%
Class A Shares
Return Before Taxes	5.47%	4.49%	8.12%
Class C Shares
Return Before Taxes	10.78%	4.87%	7.93%
Index
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%

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The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The Bloomberg US Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The indexes are unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Institutional Class Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities.

Management

The fund’s investment adviser is Virtus Investment Advisers, LLC (“VIA”).

The fund’s subadvisers are Silvant Capital Management LLC (“Silvant”); Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC (“Seix”); and Voya Investment Management Co. LLC (“Voya”).

Portfolio Management

The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

> George Goudelias, Managing Director and Chief Investment Officer – Leveraged Finance of Seix. Mr. Goudelias has managed the High-Income Credits portion of the fund since August 2026.

> Justin Kass, CFA, Portfolio Manager and Senior Managing Director at Voya, has managed the Convertible Securities portion of the fund since 2007.

> Michael A. Sansoterra, Chief Investment Officer and Senior Portfolio Manager of Silvant. Mr. Sansoterra has managed the U.S. Growth Equities portion of the fund since August 2026.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Institutional Class shares, the minimum initial investment in the fund is $1,000,000 and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

The minimums may be reduced or waived in some circumstances. In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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Virtus Mutual Funds P.O. Box 534470 Pittsburgh, PA 15253-4470

8035	10-26